UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 28, 2023

COMMUNITY REDEVELOPMENT INC.

(Exact name of registrant as specified in its charter)

Oklahoma	333-208814	85-2629422
(State of incorporation)	(Commission File Number)	(IRS Employer No.)

820 Bear Tavern Rd #303

Ewing, NJ 08628

(Address of principal executive offices and Zip Code)

(866) 692-6847

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers.

On December 28th, 2023, the Company appointed Mr. Phil Sands as President, joining the executive management.

Mr. Sands is a seasoned veteran in the investment community, having served in positions such as CEO, Director and President of both publicly traded companies and private businesses. Mr. Sands, through his professional relationships within the investment community, has guided companies in raising millions of dollars in capital. Mr. Sands has an AS in English from Atlantic Union College, 1982; and a BS in Business Communications from Worcester College, 1984.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: January 4th, 2024	COMMUNITY REDEVELOPMENT CORP.

	By:	/s/ Richard Balles
	Name:	Richard Balles
	Title:	Chief Executive Officer

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